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                                                                    EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements Form S-8 No. 33-88716, Form S-8 No. 333-06003, Form S-3 No. 333-02846, Form S-3
No. 333-29797, Form S-3 No. 333-36089 and Form S-3 No. 333-41731 of our report dated February 27, 1997, with respect to the financial statements and schedule of Illinois Superconductor Corporation included in the Annual Report Form 10-K for the year ended December 31, 1997.

                                                   /s/ Ernst & Young LLP
                                                   ---------------------
                                                       Ernst & Young LLP


Chicago, Illinois
March 30, 1998